Exhibit 23.2

          [Letterhead of Civale, Silvestri, Alfieri, Martin & Higgins]

                                  July 18, 2001

Board of Directors
WorldWater Corp.
Pennington Business Park
55 Route 31 South
Pennington, New Jersey 08534

            Re:   Amended WorldWater Corp. 1999 Incentive Stock Option Plan

Ladies and Gentlemen:

      We consent to the use of our report included in the Annual Report on Form 10-KSB for the year ended December 31, 2000 incorporated herein by reference.


                                     Very truly yours,

                                     Civale, Silvestri, Alfieri, Martin& Higgins

Princeton, New Jersey
July 18, 2001